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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1

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Section 7.3 Indenture                                                               Distribution Date:                 2/17/2004
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(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                                            0.00
               Class B Principal Payment                                                            0.00
               Class C Principal Payment                                                            0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
           $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                                            0.00
               Class B Principal Payment                                                            0.00
               Class C Principal Payment                                                            0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                              811,580.00
               Class B Note Interest Requirement                                               81,812.50
               Class C Note Interest Requirement                                              136,743.75
                       Total                                                                1,030,136.25

        Amount of the distribution allocable to the interest on the Notes per
           $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                                 1.13667
               Class B Note Interest Requirement                                                 1.37500
               Class C Note Interest Requirement                                                 1.78750

(iii) Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                                714,000,000
               Class B Note Principal Balance                                                 59,500,000
               Class C Note Principal Balance                                                 76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account                                     8,500,000.00

(v)     Required Owner Trust Spread Account Amount                                          8,500,000.00



                                                                 By:
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                                                                 Name:              Patricia M. Garvey
                                                                 Title:             Vice President

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